Exhibit 10.39

INDEMNIFICATION AGREEMENT

This Agreement is made as of the ____ day of ___________, 2013, by and between United Natural Foods, Inc., a Delaware corporation (the “Corporation), and _________________ (“Indemnitee”), a director or officer of the Corporation.

WHEREAS, it is essential to the Corporation to retain and attract as directors and officers the most capable persons available, and

WHEREAS, the substantial increase in corporate litigation subjects directors and officers to expensive litigation risks at the same time that the availability of directors’ and officers’ liability insurance has been severely limited, and

WHEREAS, it is now and has always been the express policy of the Corporation to indemnify its directors and officers so as to provide them with the maximum possible protection permitted by law, and

WHEREAS, Indemnitee does not regard the protection available under the Corporation’s Certificate of Incorporation and insurance as adequate in the present circumstances, and may not be willing to serve as a director or officer without adequate protection, and

WHEREAS, the Corporation desires Indemnitee to serve as a director or officer of the Corporation.

NOW THEREFORE, the Corporation and Indemnitee do hereby agree as follows:

1.     Agreement to Serve. Indemnitee agrees to serve or continue to serve as a director or officer of the Corporation for so long as he/she is duly elected or appointed or until such time as he/she tenders his/her resignation in writing.

2.     Definitions. As used in this Agreement:

(a)     The term “Proceeding” shall include any threatened, pending or completed action, suit, or proceeding, whether brought by or in the right of the Corporation or otherwise and whether of a civil, criminal, administrative or investigative nature, and any appeal therefrom.

(b)     The term “Corporate Status” shall mean the status of a person who is or was a director or officer of the Corporation, or is or was serving, or has agreed to serve, at the request of the Corporation, as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise.

(c)     The term “Expenses” shall include, without limitation, attorneys’ fees, retainers, court costs, transcript costs, fees of experts, travel expenses, duplicating costs, printing and binding costs, telephone charges, postage, delivery service fees and other disbursements or expenses of the types customarily incurred in connection with investigations, judicial or administrative proceedings or appeals, but shall not include the amount of judgments, fines or penalties against Indemnitee or amounts paid in settlement in connection with such matters.

(d)     References to “other enterprise” shall include employee benefit plans; references to “fines” shall include any excise tax assessed with respect to any employee benefit plan; references to “serving at the request of the Corporation” shall include any service as a director, officer, employee or agent of the Corporation which imposes duties on, or involves services by, such director, officer, employee, or agent with respect to an employee benefit plan, its participants, or beneficiaries; and a person who acted in good faith and in a manner he/she reasonably believed to be in the interests of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner “not opposed to the best interests of the Corporation” as referred to in this Agreement.

3.     Indemnification in Third−Party Proceedings. The Corporation shall indemnify Indemnitee in accordance with the provisions of this Paragraph 3 if Indemnitee was or is a party to or threatened to be made a party to or otherwise involved in any Proceeding (other than a Proceeding by or in the right of the Corporation to procure a judgment in its favor) by reason of his/her Corporate Status or by reason of any action alleged to have been taken or omitted in connection therewith, against all Expenses, judgments, fines, penalties and amounts paid in settlement actually and reasonably incurred by Indemnitee or on his/her behalf in connection with such Proceeding, if Indemnitee acted in good faith and in a manner which he/she reasonably believed to be in, or not opposed to, the best interests of the Corporation and, with respect to of any criminal Proceeding, had no reasonable cause to believe that his/her conduct was unlawful. The termination of any Proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere, or its equivalent, shall not, of itself, create a presumption that Indemnitee did not act in good faith and in a manner which he/she reasonably believed to be in, or not opposed to, the best interests of the Corporation, and, with respect to any criminal Proceeding, had reasonable cause to believe that his/her conduct was unlawful.

4.     Indemnification in Proceedings by or in the Right of the Corporation. The Corporation shall indemnify Indemnitee in accordance with the provisions of this Paragraph 4 if Indemnitee is a party to or threatened to be made a party to or otherwise involved in any Proceeding by or in the right of the Corporation to procure a judgment in its favor by reason of his/her Corporate Status or by reason of any action alleged to have been taken or omitted in connection therewith, against all Expenses and, to the extent permitted by law, amounts paid in settlement actually and reasonably incurred by Indemnitee or on his/her behalf in connection with such Proceeding, if he/she acted in good faith and in a manner which he/she reasonably believed to be in, or not opposed to, the best interests of the Corporation, except that no indemnification shall be made under this Paragraph 4 in respect of any claim, issue, or matter as to which Indemnitee shall have been adjudged to be liable to the Corporation, unless and only to the extent that the Court of Chancery of Delaware shall determine upon application that, despite the adjudication of such liability but in view of all the circumstances of the case, Indemnitee is fairly and reasonably entitled to indemnity for such Expenses as the Court of Chancery shall deem proper.

5.     Exceptions to Right of Indemnification. Notwithstanding anything to the contrary in this Agreement, except as set forth in Paragraph 10, the Corporation shall not indemnify the Indemnitee in connection with a Proceeding (or part thereof) initiated by the Indemnitee unless the initiation thereof was approved by the Board of Directors of the Corporation. Notwithstanding anything to the contrary in this Agreement, the Corporation shall not indemnify the Indemnitee to the extent the Indemnitee is reimbursed from the proceeds of insurance, and in the event the Corporation makes any indemnification payments to the Indemnitee and the Indemnitee is subsequently reimbursed from the proceeds of insurance, the Indemnitee shall promptly refund such indemnification payments to the Corporation to the extent of such insurance reimbursement. Further, the Corporation shall not be obligated under this Agreement to make any payment to Indemnitee with respect to any Proceeding in which Indemnitee is held by a court of competent jurisdiction, in a final judgment from which no appeal can be taken, to have violated or breached any fiduciary duty imposed on Indemnitee by the Employee Retirement Income Security Act of 1974, as amended.

6.     Indemnification of Expenses of Successful Party. Notwithstanding any other provision of this Agreement, to the extent that Indemnitee has been successful, on the merits or otherwise, in defense of any Proceeding or in defense of any claim, issue or matter therein, Indemnitee shall be indemnified against all Expenses incurred by him/her or on his/her behalf in connection therewith. Without limiting the foregoing, if any Proceeding or any claim, issue or matter therein is disposed of, on the merits or otherwise (including a disposition without prejudice), without (i) the disposition being adverse to the Indemnitee, (ii) an adjudication that the Indemnitee was liable to the Corporation, (iii) a plea of guilty or nolo contendere by the Indemnitee, (iv) an adjudication that the Indemnitee did not act in good faith and in a manner he/she reasonably believed to be in or not opposed to the best interests of the Corporation, and (v) with respect to any criminal proceeding, an adjudication that the Indemnitee had reasonable cause to believe his/her conduct was unlawful, the Indemnitee shall be considered for the purposes hereof to have been wholly successful with respect thereto.

7.     Notification and Defense of Claim. As a condition precedent to his/her right to be indemnified, the Indemnitee must notify the Corporation in writing as soon as practicable of any Proceeding for which indemnity will or could be sought by him and provide the Corporation with a copy of any summons, citation, subpoena, complaint, indictment, information or other document relating to such Proceeding with which he/she is served. With respect to any Proceeding of which the Corporation is so notified, the Corporation will be entitled to participate therein at its own expense and/or to assume the defense thereof at its own expense, with legal counsel reasonably acceptable to the Indemnitee. After notice from the Corporation to the Indemnitee of its election so to assume such defense, the Corporation shall not be liable to the Indemnitee for any legal or other expenses subsequently incurred by the Indemnitee in connection with such claim, other than as provided below in this Paragraph 7. The Indemnitee shall have the right to employ his/her own counsel in connection with such claim, but the fees and expenses of such counsel incurred after notice from the Corporation of its assumption of the defense thereof shall be at the expense of the Indemnitee unless (i) the employment of counsel by the Indemnitee has been authorized by the Corporation, (ii) counsel to the Indemnitee shall have reasonably concluded that there may be a conflict of interest or position on any significant issue between the Corporation and the Indemnitee in the conduct of the defense of such action or (iii) the Corporation shall not in fact have employed counsel to assume the defense of such action, in each of which cases the fees and expenses of counsel for the Indemnitee shall be at the expense of the Corporation, except as otherwise expressly provided by this Agreement. The Corporation shall not be entitled, without the consent of the Indemnitee, to assume the defense of any claim brought by or in the right of the Corporation or as to which counsel for the Indemnitee shall have reasonably made the conclusion provided for in clause (ii) above.

8.    Advancement of Expenses. Subject to the provisions of Paragraph 9 below, in the event that the Corporation does not assume the defense pursuant to Paragraph 7 of this Agreement of any Proceeding to which Indemnitee was or is a party or is threatened to be made a party by reason of his/her Corporate Status or by reason of any action alleged to have been taken or omitted in connection therewith and of which the Corporation receives notice under this Agreement, any Expenses incurred by the Indemnitee in defending such Proceeding shall be paid by the Corporation in advance of the final disposition of such matter; provided, however, that the payment of such Expenses incurred by the Indemnitee in advance of the final disposition of such matter shall be made only upon receipt of an undertaking by or on behalf of the Indemnitee to repay all amounts so advanced in the event that it shall ultimately be determined that the Indemnitee is not entitled to be indemnified by the Corporation as authorized in this Agreement. Such undertaking shall be accepted without reference to the financial ability of the Indemnitee to make repayment.

9.     Procedure for Indemnification. In order to obtain indemnification or advancement of Expenses pursuant to Paragraphs 3, 4, 6 or 8 of this Agreement, Indemnitee shall submit to the Corporation a written request, including in such request such documentation and information as is reasonably available to Indemnitee and is reasonably necessary to determine whether and to what extent Indemnitee is entitled to indemnification or advancement of Expenses. Any such indemnification or advancement of Expenses shall be made promptly, and in any event within 60 days after receipt by the Corporation of the written request of the Indemnitee, unless with respect to requests under Paragraphs 3, 4 or 8 the Corporation determines within such 60-day period that such Indemnitee did not meet the applicable standard of conduct set forth in Paragraph 3 or 4, as the case may be. Such determination shall be made in each instance by (a) a majority vote of the directors of the Corporation consisting of persons who are not at that time parties to the Proceeding (“disinterested directors”), whether or not a quorum, (b) a majority vote of a quorum of the outstanding shares of stock of all classes entitled to vote for directors, voting as a single class, which quorum shall consist of stockholders who are not at that time parties to the Proceeding, (c) independent legal counsel (who may, to the extent permitted by applicable law, be regular legal counsel to the Corporation), or (d) a court of competent jurisdiction.

10.     Remedies. The right to indemnification or advancement of Expenses as provided by this Agreement shall be enforceable by the Indemnitee in any court of competent jurisdiction if the Corporation denies such request, in whole or in part, or if no disposition thereof is made within the 60−day period referred to above in Paragraph 9. Unless otherwise required by law, the burden of proving that indemnification is not appropriate shall be on the Corporation. Neither the failure of the Corporation to have made a determination prior to the commencement of such action that indemnification is proper in the circumstances because Indemnitee has met the applicable standard of conduct, nor an actual determination by the Corporation pursuant to Paragraph 9 that Indemnitee has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that Indemnitee has not met the applicable standard of conduct. Indemnitee’s expenses (of the type described in the definition of “Expenses” in Paragraph 2(c)) reasonably incurred in connection with successfully establishing his/her right to indemnification, in whole or in part, in any such Proceeding shall also be indemnified by the Corporation.

11.     Partial Indemnification. If Indemnitee is entitled under any provision of this Agreement to indemnification by the Corporation for some or a portion of the Expenses, judgments, fines, penalties or amounts paid in settlement actually and reasonably incurred by him/her or on his/her behalf in connection with any Proceeding but not, however, for the total amount thereof, the Corporation shall nevertheless indemnify Indemnitee for the portion of such Expenses, judgments, fines, penalties or amounts paid in settlement to which Indemnitee is entitled.

12.     Subrogation. In the event of any payment under this Agreement, the Corporation shall be subrogated to the extent of such payment to all of the rights of recovery of Indemnitee, who shall execute all papers required and take all action necessary to secure such rights, including execution of such documents as are necessary to enable the Corporation to bring suit to enforce such rights.

13.     Term of Agreement. This Agreement shall continue until and terminate upon the later of (a) six years after the date that Indemnitee shall have ceased to serve as a director or officer of the Corporation or, at the request of the Corporation, as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise or (b) the final termination of all Proceedings pending on the date set forth in clause (a) in respect of which Indemnitee is granted rights of indemnification or advancement of Expenses hereunder and of any proceeding commenced by Indemnitee pursuant to Paragraph 10 of this Agreement relating thereto.

14.     Indemnification Hereunder Not Exclusive. The indemnification and advancement of Expenses provided by this Agreement shall not be deemed exclusive of any other rights to which Indemnitee may be entitled under the Certification of Incorporation, the By−Laws, any agreement, any vote of stockholders or disinterested directors, the General Corporation Law of Delaware, any other law (common or statutory), or otherwise, both as to action in his/her official capacity and as to action in another capacity while holding office for the Corporation. Nothing contained in this Agreement shall be deemed to prohibit the Corporation from purchasing and maintaining insurance, at its expense, to protect itself or the Indemnitee against any expense, liability or loss incurred by it or him in any such capacity, or arising out of his/her status as such, whether or not the Indemnitee would be indemnified against such expense, liability or loss under this Agreement; provided that the Corporation shall not be liable under this Agreement to make any payment of amounts otherwise indemnifiable hereunder if and to the extent that Indemnitee has otherwise actually received such payment under any insurance policy, contract, agreement or otherwise.

15.     No Special Rights. Nothing herein shall confer upon Indemnitee any right to continue to serve as an officer or director of the Corporation for any period of time or at any particular rate of compensation.
16.     Savings Clause. If this Agreement or any portion thereof shall be invalidated on any ground by any court of competent jurisdiction, then the Corporation shall nevertheless indemnify Indemnitee as to Expenses, judgments, fines, penalties and amounts paid in settlement with respect to any Proceeding to the full extent permitted by any applicable portion of this Agreement that shall not have been invalidated and to the fullest extent permitted by applicable law.

17.    Counterparts. This Agreement may be executed in any number of counterparts, each of which shall constitute the original.

18.     Successors and Assigns. This Agreement shall be binding upon the Corporation and its successors and assigns and shall inure to the benefit of the estate, heirs, executors, administrators and personal representatives of Indemnitee.

19.     Headings. The headings of the paragraphs of this Agreement are inserted for convenience only and shall not be deemed to constitute part of this Agreement or to affect the construction thereof.

20.     Modification and Waiver. This Agreement may be amended from time to time to reflect changes in Delaware law or for other reasons. No supplement, modification or amendment of this Agreement shall be binding unless executed in writing by both of the parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision hereof nor shall any such waiver constitute a continuing waiver.

21.     Notices. All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been given (i) when delivered by hand or (ii) if mailed by certified or registered mail with postage prepaid, on the third day after the date on which it is so mailed:

(a)     if to the Indemnitee, to:     ____________________
____________________
____________________

(b)     if to the Corporation, to:     United Natural Foods, Inc.
313 Iron Horse Way
Providence, RI 02908

or to such other address as may have been furnished to Indemnitee by the Corporation or to the Corporation by Indemnitee, as the case may be.

22.     Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

THE CORPORATION:
UNITED NATURAL FOODS, INC.

By:
Name:
Title:

INDEMNITEE: